UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported)      December 2, 2011

SONESTA INTERNATIONAL HOTELS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-9032	13-5648107
(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 421-5400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K (the “Current Report”) is being filed to disclose certain information regarding litigation related to the proposed transaction (the “Transaction”) contemplated by the previously announced Agreement and Plan of Merger, dated as of November 2, 2011, by and among Sonesta Acquisition Corp. (f/k/a Property Acquisition Corp.), a Maryland corporation (“Parent”), PAC Merger Corp., a New York corporation and a wholly owned subsidiary of Parent, and Sonesta International Hotels Corporation, a New York corporation (the “Company”).

On December 2, 2011 the Company filed with the U.S. Securities and Exchange Commission a supplement (the “Proxy Supplement No. 2”) to the proxy statement, dated November 21, 2011, as supplemented by the proxy supplement dated December 1, 2011.  The full text of the Proxy Supplement No. 2 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Proxy Supplement No. 2, dated December 2, 2011 to the Proxy Statement, dated November 21, 2011, as supplemented by the proxy supplement dated December 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONESTA INTERNATIONAL HOTELS CORPORATION

Date: December 2, 2011	By:	/s/ Boy van Riel
Name: Boy van Riel
Title: Vice President and Treasurer
(Authorized to sign on behalf of the Registrant as Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Proxy Supplement No. 2, dated December 2, 2011 to the Proxy Statement, dated November 21, 2011, as supplemented by the proxy supplement dated December 1, 2011